[LOGO State Street Research]


Supplement No. 1                                 Prospectus
dated November 18, 1999 to                           dated                                    For
-----------------------------------------------------------------------------------------------------------------------
                                            May 1, 1999                State Street Research Growth Fund
                                                                       State Street Research Investment Trust
                                                                       State Street Research New York Tax-Free Fund
                                                                       State Street Research Tax-Exempt Fund

                                            July 1, 1999               State Street Research IntelliQuant Portfolios:
                                                                       Small-Cap Value

                                            July 15, 1999              State Street Research High Income Fund

                                            September 1, 1999          State Street Research Strategic Income Plus Fund
                                                                       State Street Research Galileo Fund
                                                                       State Street Research Legacy Fund
                                                                       State Street Research Strategic Income Fund

                                            October 1, 1999            State Street Research International Equity Fund

                                            November 1, 1999           State Street Research Alpha Fund
                                                                       State Street Research Argo Fund
                                                                       State Street Research Global Resources Fund
                                                                       State Street Research Athletes Fund
Supplement No. 2
dated November 18, 1999 to
-----------------------------------------------------------------------------------------------------------------------
                                            March 1, 1999              State Street Research Government Income Fund
Supplement No. 3
dated November 18, 1999 to
-----------------------------------------------------------------------------------------------------------------------
                                            February 1, 1999           State Street Research Aurora Fund
                                                                       State Street Research Emerging Growth Fund

Subject to shareholder approval as described below, the following changes are expected to be made:

Rule 12b-1 Plan for Class A Shares

The fund's Rule 12b-1 plan of distribution would be amended to allow the fund to increase its Rule 12b-1 fees. These fees are used to pay for service, distribution and marketing expenses related to Class A shares of the fund. The current 25 basis point fee would be increased to 40 basis points (0.40% or
 .0040) of the net assets attributable to Class A shares. The fund's distributor anticipates that the fund's Trustees will authorize an initial increase of substantially less than 15 basis points. However, shareholders are being asked to provide the Trustees with the flexibility to adjust the payments in the future within the authorized range.

For Further Information

The above changes will be effective upon, and subject to, shareholder approval at a meeting scheduled for February 2000, or any continued session thereof. For more detailed information about the changes, obtain a copy of the related Proxy Statement by calling State Street Research Service Center at 1-800-562-0032 after November 26, 1999.

For State Street Research International Equity Fund Only

Under the caption "Investment Management" at page 8 of the Prospectus, the third paragraph is revised in its entirety to read as follows:

Thomas P. Moore, Jr. has been solely responsible for the fund's day-to-day portfolio management since October 1999. Previously he served as the fund's co-portfolio manager beginning in October 1998. Mr. Moore is a senior vice president and has worked as an investment professional for 20 years.

For State Street Research Investment Trust Only

Under the caption "Distributions and Taxes -- Income and Capital Gains Distributions" at page 20 of the Prospectus, the first paragraph is revised in its entirety to read as follows:

The fund typically distributes any net income and net capital gains to shareholders around the end of the fund's fiscal year, which is December 31. To comply with tax regulations, the fund may also be required to pay an additional income or capital gains distribution.

For State Street Research Legacy Fund and State Street Research Galileo Fund
Only

The minimum initial and additional investments under the caption "Policies for Buying Shares" are revised as follows:

Minimum Initial Investments:                    Minimum Additional Investments:
o $1,000 for accounts that use the              o   $50 for any account
  Investamatic program(a)
o $2,000 for Individual Retirement              (a) Except $500 for Individual Retirement
  Accounts(a)                                       Accounts during special promotional
o $2,500 for all other accounts                     periods.

                                                                   SSR-359G-1199
                                                 Control Number: (exp1100)SSR-LD